Supplement to the
Spartan® Investment Grade Bond Fund
November 29, 2005
Prospectus


Proposed Reorganization. The Board of Trustees of Fidelity Charles Street Trust has unanimously approved an Agreement and Plan of Reorganization ("Agreement") between Spartan Investment Grade Bond Fund and Fidelity Investment Grade Bond Fund, a fund of Fidelity Fixed-Income Trust.

Each fund seeks a high level of current income and normally invests at least 80% of its assets in investment-grade debt securities of all types and repurchase agreements for those securities.

The Agreement provides for the transfer of all of the assets and the assumption of all of the liabilities of Spartan Investment Grade Bond Fund in exchange for shares of Fidelity Investment Grade Bond Fund equal in value to the relative net asset value of the outstanding shares of Spartan Investment Grade Bond Fund. After the exchange, Spartan Investment Grade Bond Fund will distribute the Fidelity Investment Grade Bond Fund shares to its shareholders pro rata, in liquidation of Spartan Investment Grade Bond Fund (these transactions are referred to as the "Reorganization").

The Reorganization, which does not require shareholder approval, will take place on or about July 28, 2006. The Reorganization is expected to be a tax-free transaction. This means that neither Spartan Investment Grade Bond Fund nor its shareholders will recognize any gain or loss as a direct result of the Reorganization.

Effective the close of business on June 1, 2006, new positions in the fund may no longer be opened. Shareholders of the fund on that date may continue to add to their existing fund positions. Investors who do not own shares of the fund on June 1, 2006 generally will not be allowed to buy shares of the fund except that new fund positions may be opened: 1) by participants in most group employer retirement plans (and their successor plans) if the fund had been established (or was in the process of being established) as an investment option under the plans (or under another plan sponsored by the same employer) by June 1, 2006, and 2) for accounts managed on a discretionary basis by certain registered investment advisers that have discretionary assets of at least $500 million invested in mutual funds and have included the fund in their discretionary account program since June 1, 2006.

For more detailed information please contact Fidelity at 1-800-544-3198.

SIG-06-02 May 2, 2006
1.480656.114